Form                                                                      Page 1


                                                                   EXHIBIT 10.07

                            INDEMNIFICATION AGREEMENT


       THIS INDEMNIFICATION AGREEMENT ("Agreement") is made and entered into as of the _____ day of ____________, 1997, by and among Crescent Real Estate Equities Company, a Texas real estate investment trust ("Crescent" together with its wholly owned subsidiary Crescent Real Estate Equities, Ltd., a Delaware corporation, being referred to herein collectively as the "Company"), Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and ___________________, a trust manager, an officer, or a trust manager and officer of the Company (the "Indemnitee").

                              W I T N E S S E T H:
                              -------------------

       WHEREAS, the interpretation of ambiguous statutes, regulations and bylaws regarding indemnification of trust managers and officers may be too uncertain to provide such trust managers and officers with adequate notice of the legal, financial and other risks to which they may be exposed by virtue of their service as such; and

       WHEREAS, damages sought against trust managers and officers in shareholder or similar litigation by class action plaintiffs may be substantial, and the costs of defending such actions and of judgments in favor of plaintiffs or of settlement therewith may be prohibitive for individual trust managers and officers, without regard to the merits of a particular action and without regard to the culpability of, or the receipt of improper personal benefit by, any named trust manager or officer to the detriment of the corporation; and

       WHEREAS, the issues in controversy in such litigation usually relate to the knowledge, motives and intent of the trust manager or officer, who may be the only person with firsthand knowledge of essential facts or exculpating circumstances who is qualified to testify in his defense regarding matters of such a subjective nature, and, the long period of time which may elapse before final disposition of such litigation, may impose undue hardship and burden on a trust manager or officer or his estate in launching and maintaining a proper and adequate defense of himself or his estate against claims for damages; and

       WHEREAS, Crescent is organized under the Texas Real Estate Investment Trust Act (the "Act"), and Section 9.20 of the Act empowers real estate investment trusts to indemnify and advance expenses to a person serving as a trust manager, officer, employee or agent of a real estate investment trust and to persons serving at the request of the real estate investment trust, while a trust manager of a corporation, as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust, foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise; and

       WHEREAS, the Declaration of Trust of Crescent, as it may be amended or amended and restated from time to time (the "Declaration of Trust"), provides that Crescent shall indemnify current and former trust managers and officers, and shall have the power to indemnify agents to

Form                                                                      Page 2


the full extent permitted by the Act, as it may be amended from time to time;
and

       WHEREAS, the Trust Managers of Crescent (the "Board") have concluded that it is reasonable and prudent for Crescent contractually to obligate itself to indemnify in a reasonable and adequate manner the Indemnitee and to assume for itself maximum liability for expenses and damages in connection with claims lodged against the Indemnitee for the Indemnitee's decisions and actions as a trust manager or officer, or both, of the Company; and

       WHEREAS, the Partnership is organized under the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), and Section 17-108 of the DRULPA empowers limited partnerships to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to the standards and restrictions, if any, as are set forth in their limited partnership agreements; and

       WHEREAS, the First Amended and Restated Agreement of Limited Partnership of the Partnership, as it may be amended or amended and restated from time to time (the "Partnership Agreement"), provides for certain indemnification consistent with the DRULPA, as it may be amended from time to time; and

       WHEREAS, Crescent Real Estate Equities, Ltd., the general partner of the Partnership, has concluded that it is reasonable and prudent for the Partnership contractually to obligate itself to indemnify in a reasonable and adequate manner the Indemnitee and to assume for itself maximum liability for expenses and damages in connection with claims lodged against the Indemnitee for the Indemnitee's decisions and actions as a trust manager or officer, or both, of the Company and on behalf of the Partnership and its affiliated entities;

       NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties hereto, the parties agree as follows:

       For purposes of this Agreement, the following terms shall have the meanings set forth below:

       A.     "BOARD" shall mean the Trust Managers of Crescent.

       B. "CHANGE IN CONTROL" shall mean a change in the ownership or power to direct the Voting Securities of Crescent or the acquisition by a person not affiliated with the Company of the ability to direct the management of the Company.

       C.     "CORPORATE STATUS" shall mean the status of a person who is or was a trust manager, officer, employee or agent of the Company, or a member of any committee of the Board, a partner, officer, employee or agent of the Partnership, a director, officer, employee or agent of the General Partner, a director, officer, employee or agent of any past, present or future direct or indirect subsidiary of the Company, a trust manager, director, officer, employee or agent of any predecessor of the Company in a merger, consolidation, or other transaction in which the
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Form                                                                      Page 3


liabilities of the predecessor are transferred to the Company by operation of law and in any other transaction in which the Company assumes the liabilities of the predecessor but does not specifically exclude liabilities to indemnify persons as contemplated hereby, and the status of a person who, while a trust manager or officer of the Company, is or was serving at the request of the Company as a trust manager, director, officer, partner (including service as a general partner of any limited partnership), venturer, proprietor, trustee, employee, agent, or similar functionary of another real estate investment trust, foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other incorporated or unincorporated entity or enterprise or employee benefit plan.

       D. "DISINTERESTED TRUST MANAGER" shall mean a trust manager of the Company who, at the time of the vote, is not a named defendant or respondent in the Proceeding in respect of which indemnification is being sought by the Indemnitee.

       E. "EXPENSES" shall mean any and all expenses of Proceedings, including, without limitation, all attorneys' fees, retainers, court costs, transcript costs, fees of experts, investigation fees and expenses, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

       F. "GOOD FAITH ACT OR OMISSION" shall mean an act or omission of the Indemnitee other than (i) one committed in bad faith or that was the result of the Indemnitee's active or deliberate dishonesty; (ii) one from which the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal Proceeding, one as to which the Indemnitee had cause to believe his conduct was unlawful.

       G. "LIABILITIES" shall mean liabilities of any type whatsoever, including, without limitation, any judgments, fines, excise taxes and penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any Proceeding or any claim, issue or matter therein.

       H. "PROCEEDING" shall mean any threatened, pending or completed action, suit, proceeding, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, or any other actual, threatened or completed proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal or appeals therefrom, and any inquiry or investigation that could lead to any of the foregoing.

       I. "VOTING SECURITIES" shall mean any securities of Crescent that are entitled to vote generally in the election of trust managers.

Form                                                                      Page 4

                                      II.
                               TERM OF AGREEMENT

       This Agreement shall continue until, and terminate upon the later to occur of (i) the death of the Indemnitee; or (ii) the final termination of all Proceedings (including possible Proceedings) in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by the Indemnitee regarding the interpretation or enforcement of this Agreement.


                                      III.
                    NOTICE OF PROCEEDINGS, DEFENSE OF CLAIMS

       A. NOTICE OF PROCEEDINGS. The Indemnitee agrees to notify the Company promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but the Indemnitee's omission to so notify the Company shall not relieve either the Company or the Partnership from any liability which either may have to the Indemnitee under this Agreement.

       B. DEFENSE OF CLAIMS. The Company will be entitled to participate, at the expense of the Company (and the Partnership as provided pursuant to Section IV.A. hereof), in any Proceeding of which the Company has notice. The Company jointly with any other indemnifying party similarly notified of any Proceeding will be entitled to assume the defense of the Indemnitee therein, with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of the Indemnitee in any Proceeding if there has been a Change in Control or if the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee with respect to such Proceeding. The Company and the Partnership will not be liable to the Indemnitee under this Agreement for any Expenses incurred by the Indemnitee in connection with the defense of any Proceeding, other than reasonable costs of investigation or as otherwise provided below, after notice from the Company to the Indemnitee of its election to assume the defense of the Indemnitee therein. The Indemnitee shall have the right to employ his or her own counsel in any such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company; (ii) the Indemnitee shall have reasonably concluded that counsel employed by the Company may not adequately represent the Indemnitee and shall have so informed the Company; or (iii) the Company shall not in fact have employed counsel to assume the defense of the Indemnitee in such Proceeding or such counsel shall not, in fact, have assumed such defense or such counsel shall not be acting, in connection therewith, with reasonable diligence; and in each such case the fees and expenses of the Indemnitee's counsel shall be advanced by the Company and the Partnership.


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Form                                                                      Page 5


       C. SETTLEMENT OF CLAIMS. The Company shall not settle any Proceeding in any manner which would impose any liability, penalty or limitation on the Indemnitee without the written consent of the Indemnitee; provided, however, that the Indemnitee will not unreasonably withhold or delay consent to any proposed settlement. The Company and the Partnership shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected by the Indemnitee without the Company's written consent, which consent shall not be unreasonably withheld or delayed.


                                      IV.
                                INDEMNIFICATION

       A. IN GENERAL. Upon the terms and subject to the conditions set forth in this Agreement, the Company and the Partnership jointly and severally shall hold harmless and indemnify the Indemnitee against any and all Liabilities and Expenses actually incurred by or for the Indemnitee in connection with any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) to the fullest extent required or permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time require or permit.

       B. INDEMNIFICATION OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of the Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, the Indemnitee shall be indemnified by the Company and the Partnership, jointly and severally, to the maximum extent consistent with law, against all Expenses and Liabilities actually incurred by or for him in connection therewith. If the Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company and the Partnership jointly and severally shall hold harmless and indemnify the Indemnitee to the maximum extent consistent with law, against all Expenses and Liabilities actually incurred by or for him in connection with each successfully resolved claim, issue or matter in such Proceeding. Resolution of a claim, issue or matter by dismissal, with or without prejudice, shall be deemed a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article VI hereof) that the act(s) or omissions) of the Indemnitee giving rise thereto was not a Good Faith Act(s) or Omission(s).

       C. INDEMNIFICATION FOR EXPENSES OF WITNESS. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee, by reason of the Indemnitee's Corporate Status, has prepared to serve or has served as a witness in any Proceeding, or has participated in discovery proceedings or other trial preparation, the Indemnitee shall be held harmless and indemnified against all Expenses actually incurred by or for the Indemnitee in connection therewith.

       D. SPECIFIC LIMITATIONS ON INDEMNIFICATION. In addition to the other limitations set forth in this Article IV, and notwithstanding anything in this Agreement to the contrary, the Company and the Partnership shall not be obligated under this Agreement to make any payment to the Indemnitee for indemnification with respect to any Proceeding:

Form                                                                      Page 6

              1. To the extent that payment is actually made to the Indemnitee under any insurance policy or is made on behalf of the Indemnitee by or on behalf of the Company or the Partnership, or both, otherwise than pursuant to this Agreement;

              2. If a court in such Proceeding has entered a judgment or other adjudication which is final and has become nonappealable and established that a claim of the Indemnitee for such indemnification arose from: (i) a breach by the Indemnitee of the Indemnitee's duty of loyalty to the Company or its shareholders; or (ii) an act(s) or omission(s) of the Indemnitee that is not a Good Faith Act(s) or Omission(s);

              3. If there has been no Change in Control, for Liabilities in connection with Proceedings settled without the consent of the Company; and

              4. For an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute or regulation.


                                       V.
                            ADVANCEMENT OF EXPENSES

       Notwithstanding any provision to the contrary in Article VI hereof, the Company and the Partnership jointly and severally shall advance to the Indemnitee all Expenses which were incurred by or for the Indemnitee in connection with any Proceeding for which the Indemnitee is entitled to indemnification pursuant to Article IV hereof in advance of the final disposition of such Proceeding, provided that, with respect to Expenses to be advanced by the Company, the Company receive an undertaking by or on behalf of the Indemnitee to repay Expenses advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company hereunder in such form as may be required under applicable law as in effect at the time of execution thereof (the "Undertaking"). The Undertaking shall reasonably evidence the Expenses incurred by or for the Indemnitee and shall contain a written affirmation by the Indemnitee of his good faith belief that the standard of conduct necessary for indemnification has been met. The Company and the Partnership shall advance such expenses within five business days after the receipt by the Company and the Partnership of the Undertaking. The Indemnitee hereby agrees to repay any Expenses advanced hereunder if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Article V shall be unsecured and interest free, and shall be made and accepted by the Company and the Partnership without reference to the Indemnitee's financial ability to make repayment.

Form                                                                Page 7



                                      VI.
                     PROCEDURE FOR PAYMENT OF LIABILITIES;
                   DETERMINATION OF RIGHT TO INDEMNIFICATION

       A. PROCEDURE FOR PAYMENT. To obtain indemnification for Liabilities under this Agreement, the Indemnitee shall submit to the Company and the Partnership a written request for payment, including with such request such documentation as is reasonably available to the Indemnitee and reasonably necessary to determine whether, and to what extent, the Indemnitee is entitled to indemnification and payment hereunder. Any indemnification payment due hereunder shall be paid by the Company and the Partnership no later than five business days following the determination, pursuant to this Article VI, that such indemnification payment is proper hereunder.

       B.     NO DETERMINATION NECESSARY WHEN THE INDEMNITEE WAS SUCCESSFUL.
To the extent the Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in the defense of any claim, issue or matter in such Proceeding, the Company and the Partnership jointly and severally shall indemnify the Indemnitee against all Expenses actually incurred by or for the Indemnitee in connection with such Proceeding.

       C.     DETERMINATION OF GOOD FAITH ACT OR OMISSION.  In the event that
Section VI.B. is inapplicable, the Company and the Partnership jointly and severally also shall hold harmless and indemnify the Indemnitee, except that the Company shall have no liability to the Indemnitee hereunder if the Company shall prove by clear and convincing evidence to a forum listed in Section VI.D. below that the act(s) or omissions of the Indemnitee giving rise to the Proceeding was not a Good Faith Act(s) or Omission(s).

       D. FORUM FOR DETERMINATION. The Indemnitee shall be entitled to select from among the following the forum in which the validity of the Company's claim under Section VI.C. above that the Indemnitee is not entitled to indemnification will be heard:

              1.     A quorum of the Board consisting of Disinterested Trust
       Managers;

              2. If such a quorum cannot be obtained, a committee of the Board, designated to act in the matter by a majority vote of all Trust Managers, consisting of two or more Trust Managers who are Disinterested Trust Managers;

              3.     The shareholders of the Company;

              4. Legal counsel selected by the Indemnitee, subject to the approval of the Board, which approval shall not be unreasonably delayed or denied, which counsel shall make such determination in a written opinion; or

              5. A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected jointly by the first two arbitrators so selected.

Form                                                                    Page 8

As soon as practicable, and in no event later than thirty days after written notice of the Indemnitee's choice of forum pursuant to this Section VI.D., the Company shall, at the expense of the Company, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim. The fees and expenses of the selected forum in connection with making the determination contemplated hereunder shall be paid by the Company. If the Company shall fail to submit the matter to the selected forum within thirty days after the Indemnitee's written notice or if the forum so empowered to make the determination shall have failed to make the requested determination within thirty days after the matter has been submitted to it by the Company, the requisite determination that the Indemnitee has the right to indemnification shall be deemed to have been made.

       E. RIGHT TO APPEAL. Notwithstanding a determination by any forum listed in Section VI.D. above that the Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Such enforcement action shall consider the Indemnitee's entitlement to indemnification de novo, and the Indemnitee shall not be prejudiced by reason of a prior determination that the Indemnitee is not entitled to indemnification. The Company and the Partnership shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company and the Partnership further agree to stipulate in any such judicial proceeding that the Company and the Partnership are bound by all the provisions of this Agreement and are precluded from making any assertion to the contrary.

       F. RIGHT TO SEEK JUDICIAL DETERMINATION. Notwithstanding any other provision of this Agreement to the contrary, at any time after sixty days after a request for indemnification has been made to the Company and the Partnership (or upon earlier receipt of written notice that a request for indemnification has been rejected) and before the third anniversary of the making of such indemnification request, the Indemnitee may petition a court of competent jurisdiction, whether or not such court has jurisdiction over, or is the forum in which is pending, the Proceeding, to determine whether the Indemnitee is entitled to indemnification hereunder, and such court thereupon shall have the exclusive authority to make such determination, unless and until such court dismisses or otherwise terminates the Indemnitee's action without having made such determination. The court, as petitioned, shall make an independent determination of whether the Indemnitee is entitled to indemnification hereunder, without regard to any prior determination in any other forum as provided hereby.

       G. EXPENSES UNDER THIS AGREEMENT. Notwithstanding any other provision in this Agreement to the contrary, the Company and the Partnership jointly and severally shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section VI involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other action between the Company and the

Form                                                                      Page 9

Partnership, or either of them, and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, even if it is finally determined that the Indemnitee is not entitled to indemnification in whole or in part hereunder.


                                      VII.
                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

       A. BURDEN OF PROOF. In making a determination with respect to entitlement to indemnification hereunder, the person, persons, entity or entities making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement and the Company and the Partnership shall have the burden of proof to overcome that presumption.

       B. EFFECT OF OTHER PROCEEDINGS. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall not of itself be determinative that the act(s) or omission(s) giving rise to the Proceeding were not Good Faith Act(s) or Omission(s).

       C. RELIANCE AS SAFE HARBOR. For purposes of any determination of whether any act or omission of the Indemnitee was a Good Faith Act or Omission, each act of the Indemnitee shall be deemed to be a Good Faith Act or Omission if the Indemnitee's action is based on the records or books of accounts of the Company and the Partnership, or either of them, including financial statements, or on information supplied to the Indemnitee by the officers of the Company or the general partner of the Partnership in the course of their duties, or on the advice of legal counsel for the Company or the Partnership, or both, or on information or records given or reports made to the Company and the Partnership, or either of them, by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company and the Partnership, or either of them. The provisions of this Section VII.C. shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement or under applicable law.

       D. ACTIONS OF OTHERS. Neither the knowledge, actions, or failure to act, of any trust manager, director, officer, agent or employee of the Company or the Partnership or the general partners of the Partnership, or any one or more of them, shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.


                                     VIII.
                 INSURANCE; OTHER INDEMNIFICATION ARRANGEMENTS

       A. INSURANCE. In the event that the Company or the Partnership, or both, maintains officers' and directors' or similar liability insurance to protect itself and any trust manager or officer of the Company or official of the Partnership against any expense, liability or loss, such

Form                                                                     Page 10


insurance shall cover the Indemnitee to at least the same degree as each other trust manager or officer, or both, of the Company or official of the Partnership.

       B. OTHER ARRANGEMENTS. The Declaration of Trust and Bylaws of the Company, the Partnership Agreement of the Partnership, the Act and the DRULPA permit the Company and the Partnership to purchase and maintain insurance or furnish comparable protection or make other arrangements, including but not limited to providing a trust fund, letter of credit, or surety bond (collectively, "Indemnification Arrangements") on behalf of the Indemnitee against any Liability asserted against or incurred by the Indemnitee or any Expenses incurred by the Indemnitee or on the Indemnitee's behalf in connection with actions taken or omissions by the Indemnitee in the Indemnitee's Corporate Status, whether or not the Company or the Partnership, or both, would have the power to indemnify the Indemnitee under this Agreement or under the Act or the DRULPA, as they may be in effect from time to time. The purchase, establishment or maintenance, or any combination thereof, of any such Indemnification Arrangement shall in no way affect or limit the rights and obligations of the Indemnitee, the Company or the Partnership hereunder, except as expressly provided herein, and the execution and delivery of this Agreement by the Indemnitee, the Company and the Partnership shall in no way affect or limit the rights and obligations of such parties under or with respect to any other such Indemnification Arrangement.


                                      IX.
              OBLIGATIONS OF THE COMPANY UPON A CHANGE IN CONTROL

       In the event of a Change in Control, upon written request of the Indemnitee the Company and the Partnership shall establish a trust for the benefit of the Indemnitee hereunder (a "Trust") and from time to time, upon written request from the Indemnitee, shall fund the Trust in an amount sufficient to satisfy all amounts actually paid hereunder as indemnification for Liabilities or Expenses (including those paid in advance) or which the Indemnitee reasonably determines and demonstrates, from time to time, may be payable by the Company and the Partnership hereunder. The amount or amounts to be deposited in the Trust shall be determined by legal counsel selected by the Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. The terms of the Trust shall provide that (i) the Trust shall not be dissolved or the principal thereof invaded without the written consent of the Indemnitee; (ii) the trustee of the Trust (the "Trustee") shall be selected by the Indemnitee; (iii) the Trustee shall make advances to the Indemnitee for Expenses within ten business days following receipt of a written request therefor (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Article V hereof; (iv) the Company shall continue to fund the Trust from time to time in accordance with its funding obligations hereunder;
(v) the Trustee promptly shall pay to the Indemnitee all amounts as to which indemnification is due under this Agreement; (vi) unless the Indemnitee agrees otherwise in writing, the Trust for the Indemnitee shall be kept separate from any other trust established for any other person to whom indemnification might be due by the Company or the Partnership; and (vii) all unexpended funds in the Trust shall revert to the Company upon final, nonappealable determination by a court of competent jurisdiction that the Indemnitee has been indemnified to the full extent required under this Agreement.

Form                                                                     Page 11

                                       X.
                 NON-EXCLUSIVITY, SUBROGATION AND MISCELLANEOUS

       A. NON-EXCLUSIVITY. The rights of the Indemnitee hereunder shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under any provision of law, the Declaration of Trust, the Bylaws of the Company, as the same may be in effect from time to time, the Partnership Agreement, any other agreement, a vote of shareholders of the Company or any general or specific action of the Trust Managers of the Company or otherwise, and to the extent that during the term of this Agreement the rights of the then-existing trust managers and officers of the Company are more favorable to such trust managers or officers than the rights currently provided to the Indemnitee under this Agreement, the Indemnitee shall be entitled to the full benefits of such more favorable rights. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof which would in any way limit the benefits and protections afforded to an Indemnitee hereby shall be effective as to such Indemnitee with respect to any action or inaction by such Indemnitee in the Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

       B. SUBROGATION. In the event of any payment under this Agreement, the Company or the Partnership, or both, as the case may be, shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company or the Partnership, or both, to bring suit to enforce such rights.

       C. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand, by courier or by telegram and receipted for by the party to whom said notice or other communication shall have been directed at the time indicated on such receipt; (ii) if by facsimile at the time shown on the confirmation of such facsimile transmission; or (iii) if by U.S. certified or registered mail, with postage prepaid, on the third business day after the date on which it is so mailed:
       If to the Indemnitee, as shown with the Indemnitee's signature below.

        If to the Company to:

              Crescent Real Estate Equities Company
              777 Main Street, Suite 2100
              Fort Worth, Texas  76102
              Attention: President
              Facsimile No. (817) 878-0429

        If to the Partnership to:

              Crescent Real Estate Equities Limited Partnership
              777 Main Street, Suite 2100
              Fort Worth, Texas 76102
              Attention: General Partner
              Facsimile No. (817) 878-0429

Form                                                                     Page 12

or to such other address as may have been furnished to the Indemnitee by the Company and the Partnership, or either of them, or to the Company and the Partnership by the Indemnitee, as the case may be.

       D. GOVERNING LAW. The parties agree that, with respect to the obligations of Crescent hereunder, this Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Texas, without regard to conflicts of laws principles, and, with respect to the obligations of the Partnership and Crescent Real Estate Equities, Ltd., which is a Delaware corporation, the substantive laws of the State of Delaware, without regard to conflicts of laws principles.

       E. BINDING EFFECT. Except as otherwise provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. The Company and the Partnership each shall require any successor or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of their respective assets or businesses, by written agreement in form and substance reasonably satisfactory to the Indemnitee, expressly to assume and agree to be bound by and to perform this Agreement in the same manner and to the same extent as the Company or the Partnership, as the case may be, would be required to perform absent such succession or assignment.

       F. WAIVER. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.

       G. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto in reference to the subject matter hereof; provided, however, that the parties acknowledge and agree that the Declaration of Trust and Bylaws of the Company and the Partnership Agreement of the Partnership contain provisions on the subject matter hereof and that this Agreement is not intended to, and does not, limit the rights or obligations of the parties hereto pursuant to such instruments.

       H. TITLES. The titles to the articles and sections of this Agreement are inserted for convenience of reference only and should not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

       I. INVALIDITY OF PROVISIONS. Every provision of this Agreement is severable, and the invalidity or unenforceability of any term or provision shall not affect the validity or enforceability of the remainder of this Agreement.

Form                                                                     Page 13


       J. PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

       K. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one agreement binding on all the parties hereto.

Form                                                                     Page 14


       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        CRESCENT REAL ESTATE EQUITIES COMPANY


                                        By:
                                        Name:
                                        Title:



                                        CRESCENT REAL ESTATE EQUITIES
                                        LIMITED PARTNERSHIP


                                        By:    CRESCENT REAL ESTATE EQUITIES,
                                               LTD., its general partner


                                               By:
                                               Name:
                                               Title:




                                        as INDEMNITEE

                                        Name:
                                        Title:
                                        Address:  777 Main Street, Suite 2100
                                                  Fort Worth, Texas 76102
                                        Facsimile No.: (817) 878-0429